                                                                    EXHIBIT 10.2

                                      BB&T

                               GUARANTY AGREEMENT

BRANCH BANKING AND TRUST COMPANY                                      09/29/2005
TALLAHASSEE, FL

Dear Sirs:

            As an  inducement to Branch  Banking and Trust  Company  ("Bank") to
extend credit to and to otherwise  deal with LYNCH SYSTEMS,  INC.  ("Borrower"), and in  consideration  thereof,  the  undersigned  (and each of the  undersigned jointly and severally if more than one) hereby  absolutely  and  unconditionally guarantees to Bank and its successors  and assigns the due end punctual  payment of any and all notes,  drafts,  debts,  obligations and liabilities,  primary or secondary  (whether by way of  endorsement or  otherwise),  of Borrower,  at any time, now or hereafter,  incurred with or held by Bank,  together with interest, as and when  the  same  become  due and  payable,  whether  by  acceleration  or otherwise,  in  accordance  with the  terms of any such  notes,  drafts,  debts, obligations  or  liabilities  or agreements  evidencing  any such  indebtedness, obligation or liability  including all renewals,  extensions  and  modifications thereof.  The obligation of the undersigned is a guarantee of payment and not of collection.

            The undersigned is Bank's debtor for all  indebtedness,  obligations and  liabilities  for which this  Guaranty  is made,  and Bank shall also at all times  have a lien on and  security  interest  in all  stocks,  bonds  and other securities  of the  undersigned  at any time in Bank's  possession  and the same shall at Bank's  option be held,  administered  and disposed of as collateral to any such indebtedness,  obligation or liability of the Borrower,  and Bank shall also at all times have the right of set-off  against any deposit  account of the undersigned  with Bank in the same  manner and to the same extent that the right of set-off may exist against the Borrower.

            It is understood that any such notes, drafts, debts, obligations and liabilities may be accepted or created by or with Bank at any time and from time to time without notice to the undersigned,  and the undersigned hereby expressly waives presentment,  demand,  protest, and notice of dishonor of any such notes, drafts,  debts,  obligations  and  liabilities  or other  evidences  of any such indebtedness, obligation or liability.

            Bank may  receive  and accept  from time to time any  securities  or other property as a collateral to any such notes, drafts, debts, obligations and liabilities, and may surrender,  compromise, exchange and release absolutely the same or any part  thereof  at any time  without  notice to the  undersigned  and without in any manner  affecting the obligation and liability of the undersigned hereby  created.  The  undersigned  agrees that Bank shall have no obligation to protect, perfect, secure or insure any security interests, liens or encumbrances now or hereafter held for the  indebtedness,  obligations  and  liabilities  for which this Guaranty is made.

            This obligation and liability on the part of the  undersigned  shall be a primary, and not a secondary, obligation and liability, payable immediately upon demand without  recourse first having been had by Bank against the Borrower or any other guarantor, person, firm or corporation, and without first resorting to any property held by Bank as collateral security;  and the undersigned hereby waives the benefits of all  provisions of law, for stay or delay of execution or sale of property or other  satisfaction  of judgment  against the undersigned on account of  obligation  and  liability  hereunder  until  judgment  be  obtained therefor  against the Borrower and execution  thereon returned  unsatisfied,  or until  it is  shown  that  the  Borrower  has  no  property  available  for  the satisfaction of the indebtedness,  obligation or liability guaranteed hereby, or until any other  proceedings  can be had; and the  undersigned  hereby agrees to
Indemnify the Bank for all costs of collection, including but not limited to the costs of repossession,  foreclosure, reasonable attorneys' fees, and court costs incurred by the Bank in the event that the Bank should  first be required by the undersigned  to resort to any property held by the Bank or in which the Bank has a security  interest or to obtain execution or other  satisfaction of a judgment against the Borrower on account of Borrower's  obligation  and liability for its indebtedness  guaranteed  hereby;  and the  undersigned  further agrees that the undersigned is responsible  for any obligation or debt, or portion  thereof,  of the  Borrower  to the Bank which has been paid by the  Borrower  to the Bank and which the Bank is  subsequently  required to return to the Borrower or a trustee for the Borrower in any bankruptcy or insolvency proceeding; and the undersigned further agrees that none of the undersigned shall have any right of subrogation, reimbursement or Indemnity whatsoever, nor any right of recourse to security for the debts and  obligations  of the  Borrower to Bank unless and until all of the debts and  obligations  of the  Borrower  to Bank  have  been paid in full.  The undersigned  hereby waives,  to the extent  avoidable under any provision of the
Bankruptcy  Code,  any right  arising  upon  payment by the  undersigned  of any obligation  under this Guaranty to assert a claim against the bankruptcy  estate of the Borrower.

Check applicable box:

[X]         This  Guaranty  is  unlimited  and  applies to all  Indebtedness  of
            Borrower, whether now existing or hereafter arising.

[ ]         This Guaranty applies to all  indebtedness of Borrower  evidenced by its  promissory  note number _____ dated  __________  (including all extensions,  renewals,  and modifications  thereof) in the principal amount of $_______________.

[ ]         This  Guaranty  is  limited  to an amount of  $_______________  plus accrued  interest,  late fees,  costs of collection  (including  all attorneys' fees) and all other  obligations and  indebtedness  which
            may  accrue  or  be  incurred   with   respect  to  the   Borrower's
            indebtedness and obligations to Bank.

            To  secure  the  payment  of  all  obligations  of  the  undersigned hereunder,  the  undersigned  hereby grants a security  interest and lien in the
following     goods     and     property     owned    by    the     undersigned:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________
________________________________________________________________ ("Collateral").
The  undersigned  hereby  agrees to execute  and  deliver  to Bank any  security agreement,  deed of trust,  mortgage,  UCC financing statement or other document required  by the Bank in order to protect its  security  interest or lien in the
Collateral.  This  document  shall  constitute  a security  agreement  under the
Uniform Commercial Code of Florida ("Code"), and in addition to having all other legal  rights and  remedies,  the Bank shall have all rights and  remedies  of a secured party under the Code.

            This  agreement  shall inure to the benefit of Bank,  its successors and assigns, and the owners and holders of any of the indebtedness,  obligations and  liabilities  hereby  guaranteed,  and shall remain in force until a written notice  revoking it has been  received by Bank;  but such  revocation  shall not release the undersigned  from liability to Bank, its successors and assigns,  or the owners and holders of any of the  indebtedness,  obligations and liabilities hereby guaranteed, for any indebtedness, obligation or liability of the Borrower which  is  hereby  guaranteed  and  then  in  existence  or from  any  renewals, extensions or modifications  thereof in whole or in part, whether such renewals, extensions or modifications  are made before or after such  revocation,  with or without notice to the undersigned.  The undersigned waives presentment,  demand, protest  and  notices of every kind and  assents to any one or more  extensions, modifications, renewals or postponements of the time or amount of payment or any other  indulgences  given to Borrower.  The undersigned shall be responsible for and shall  reimburse the Bank for all costs and expenses  (including  reasonable attorneys' fees) incurred by the Bank in connection with the enforcement of this
Guaranty or the protection or  preservation of any right or claim of the Bank in connection herewith, including without limitation costs and expenses incurred by
the  Bank  in  connection  with  its  attempts  to  collect  the   indebtedness,
obligations, and liabilities guaranteed hereby.

            If the  Borrower  is a  corporation,  general  partnership,  limited partnership,  limited  liability  company,  limited  liability  partnership,  or limited liability limited partnership,  this instrument covers all indebtedness, obligations  and  liabilities  to Bank  purporting  to be made or  undertaken on behalf of such entity by any such officer,  partner, manager, member or agent of said entity without regard to the actual authority of such officer or agent. The term  "corporation"  shall include  associations  of all kinds and all purported corporations, whether correctly and legally chartered and organized.

            The  undersigned  covenants,  warrants,  and  represents to the Bank that:  (i) this guaranty is  enforceable  against the  undersigned in accordance with its terms;  (ii) the  execution  and  delivery  of this  Guaranty  does not violate or  constitute a breach of any agreement to which the  undersigned  is a party;  (iii) that there is no litigation,  claim,  action or proceeding pending or, to the best knowledge of the undersigned, threatened against the undersigned
which  would  materially   adversely  affect  the  financial  condition  of  the
undersigned or his ability to fulfill his obligations  hereunder;  (iv) that the undersigned has knowledge of the Borrower's financial condition and affairs; and
(v) unless otherwise required in a Loan Agreement, if applicable, as long as any
Obligations  remain  outstanding  or as long as Bank  remains  obligated to make advances,  the undersigned shall furnish annually an updated financial statement in a form  satisfactory to Bank,  which, when delivered shall be the property of
Bank.

            This Guaranty is made in and shall be construed in  accordance  with the laws and judicial decisions of the State of Florida.  The undersigned agrees that any dispute arising out of this Guaranty shall be adjudicated in either the state or federal courts of Florida and in no other forum. For that purpose,  the undersigned  hereby  submits to the  jurisdiction  of the state  and/or  federal courts of Florida.  The undersigned  waives any defense that venue is not proper for any action brought in any federal or state court in the State of Florida.

WAIVER OF TRIAL BY JURY.  UNLESS  EXPRESSLY  PROHIBITED BY  APPLICABLE  LAW, THE
UNDERSIGNED  HEREBY  WAIVE THE RIGHT TO TRIAL BY JURY OF ANY  MATTERS  OR CLAIMS
ARISING OUT OF THIS  GUARANTY OR THE  BORROWER'S  NOTE(S),  AND THE RELATED LOAN
DOCUMENTS  EXECUTED  IN  CONNECTION  HEREWITH  OR  OUT  OF  THE  CONDUCT  OF THE
RELATIONSHIP  BETWEEN THE UNDERSIGNED AND THE BANK OR THE BORROWER AND THE BANK.
THIS PROVISION IS A MATERIAL  INDUCEMENT FOR BANK TO ACCEPT THIS GUARANTY AND TO
MAKE THE LOAN(S) TO THE BORROWER.  FURTHER,  THE UNDERSIGNED HEREBY CERTIFY THAT
NO  REPRESENTATIVE  OR AGENT OF  BANK,  NOR  BANK'S  COUNSEL,  HAS  REPRESENTED,
EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT
TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION.  NO  REPRESENTATIVE OR AGENT
OF BANK,  NOR BANK'S  COUNSEL,  HAS THE AUTHORITY TO WAIVE,  CONDITION OR MODIFY
THIS PROVISION.

            Witness the signature and seal of each of the undersigned.

                         IF GUARANTOR IS A CORPORATION:

WITNESS:                                        LYNCH CORPORATION

/s/ Annmarie Laria                        By: /s/ John C. Ferrara         (SEAL)
-----------------------------------           ---------------------------------

                                          Title: President

/s/ Margaret Tong                         By: /s/ Eugene Hyes             (SEAL)
-----------------------------------           ----------------------------------

                                          Title: Vice President

  IF GUARANTOR IS A PARTNERSHIP, LIMITED LIABILITY COMPANY, LIMITED LIABILITY
              PARTNERSHIP OR LIMITED LIABILITY LIMITED PARTNERSHIP:

WITNESS:                                  ______________________________________
                                          NAME OF PARTNERSHIP, LLC, LLP, OR LLLP

___________________________________       By:___________________________________
                                               GENERAL PARTNER OR MANAGER (SEAL)

___________________________________       By:___________________________________
                                               GENERAL PARTNER OR MANAGER (SEAL)

___________________________________       By:___________________________________
                                               GENERAL PARTNER OR MANAGER (SEAL)

                         IF GUARANTOR IS AN INDIVIDUAL:

WITNESS:

__________________________________        ______________________________________

NOTARIZATION OF ACKNOWLEDGEMENT IN AN INDIVIDUAL CAPACITY

STATE OF FLORIDA

COUNTY OF ______________________

            The foregoing  instrument was acknowledged  before me this _____ day of __________, ______, by ____________________________________________.
                                 (Name of Person Acknowledging)

                                 _______________________________________________
                                 (Signature of Notary Public - State of Florida)

                                 _______________________________________________
                                 (Print, Type, or Stamp Commissioned
                                 Name of Notary Public)

                                 Personally Known _____ OR
                                 Produced Identification _____
                                 Type of Identification Produced ___________

NOTARIZATION OF ACKNOWLEDGEMENT IN REPRESENTATIVE CAPACITY

STATE OF CONN

COUNTY OF FAIRFIELD

            The foregoing instrument was acknowledged before me this 30th day of
Sept, 2005, by

            JOHN FERRARA                  as              PRESIDENT
---------------------------------              ---------------------------------
          (Name of Person)                            (Type of Authority)

for         LYNCH CORPORATION
    ---------------------------------------------------------
    (Name of Party on Behalf of Whom Instrument Was Executed)

                                 /s/ Michael McIntosh
                                 -----------------------------------------------
                                 (Signature of Notary Public - State of Florida)

                                 Michael McIntosh
                                 -----------------------------------------------
                                 (Print, Type, or Stamp Commissioned Name of Notary Public)

                                 Personally Known _____ OR
                                 Produced Identification    X
                                                          ----
                                 Type of Identification Produced   CT DRIV LIC
                                                                   -----------